EXHIBIT 10.55


                STOCK OPTION PLAN FOR DIRECTORS AND KEY EMPLOYEES

                                       OF

                   RJR NABISCO HOLDINGS CORP. AND SUBSIDIARIES

               (As Amended and Restated Effective October 4, 1994)

          RJR Nabisco Holdings Corp., a Delaware corporation, hereby adopts this amendment and restatement of the Stock Option Plan for Directors and Key Employees of RJR Nabisco Holdings Corp. and Subsidiaries. The purposes of this Plan are as follows:

                     (1)        To further the growth, development and financial
success of Holdings by providing additional incentives to certain of its Directors and Key Employees who have been or will have or be given responsibility for the management or administration of Holdings' business affairs by assisting them to become owners of capital stock of Holdings and thus to benefit directly from its growth, development and financial success.

                     (2) To enable Holdings to obtain and retain the services of, and business relationships with, the type of professional, technical and managerial Employees and Directors considered essential to the long range success of Holdings by providing and offering them an opportunity to become owners of capital stock of Holdings under Options.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

Section 1.1 - General
- -----------   -------

              Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.2 - Affiliated Director
- -----------   -------------------

              "Affiliated Director" shall mean a Director who is an employee or officer of an entity which owns at least 25% of the outstanding Common Stock, or any affiliate thereof (other than Holdings or any Subsidiary).

Section 1.3 - Board
- -----------   -----

              "Board" shall mean the Board of Directors of Holdings.

Section 1.4 - Code
- -----------   ----

              "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5 - Committee
- -----------   ---------

              "Committee" shall mean the Compensation Committee of the Board or any other committee appointed by the Board pursuant to Section 7.1.

Section 1.6 - Common Stock
- -----------   ------------

              "Common Stock" shall mean the Common Stock, par value $0.01 per share, of Holdings.

Section 1.7 - Director
- -----------   --------

              "Director" shall mean a member of the Board.

Section 1.8 - Eligible Director
- -----------   -----------------

              "Eligible Director" shall mean a Director who (i) has never been an employee or officer of Holdings or any Subsidiary and (ii) has never been an employee or officer of any entity which owns at least 25% of the outstanding Common Stock, or any affiliate thereof.

Section 1.9 - Employee
- -----------   --------

              "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of Holdings, or of any corporation which is then a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan or any other person providing goods or services to Holdings or its subsidiaries, as the Committee may determine in its discretion.

Section 1.10 - Holdings
- ------------   --------

               "Holdings" shall mean RJR Nabisco Holdings Corp., a Delaware Corporation.

Section 1.11 - Option
- ------------   ------

               "Option" shall mean an option granted under the Plan to purchase Common Stock. Options include only options which are not intended to be "incentive stock options" under Section 422 of the Code.

Section 1.12 - Option Price
- ------------   ------------

               "Option Price" shall have the meaning given in Sections 4.2 and 5.2, as appropriate.

Section 1.13 - Optionee
- ------------   --------

               "Optionee" shall mean an Employee or Director to whom an Option is granted under the Plan.

Section 1.14 - Plan
- ------------   ----

               "Plan" shall mean the Stock Option Plan for Directors and Key Employees of RJR Nabisco Holdings Corp. and Subsidiaries.

Section 1.15 - Secretary
- ------------   ---------

               "Secretary" shall mean the Secretary of Holdings.

Section 1.16 - Subsidiary
- ------------   ----------

               "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with Holdings if each of the corporations, or if each group of commonly controlled corporations, other than the last corporation in an unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



                                   ARTICLE II

                             SHARES SUBJECT TO PLAN
                             ----------------------

Section 2.1 - Shares Subject to Plan
- -----------   ----------------------

              The  shares of stock subject to Options shall be shares  of
Common  Stock.   The  aggregate number of shares of Common Stock  which  may  be issued upon exercise of Options shall not exceed 30,000,000.

Section 2.2 - Unexercised Options
- -----------   -------------------

                     If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.



                                   ARTICLE III

                               GRANTING OF OPTIONS
                               -------------------

Section 3.1 - Eligibility
- -----------   -----------

              Any Eligible Director, Affiliated Director, or key Employee of Holdings or of any Subsidiary shall be eligible to be granted Options as set forth in this Article III.

Section 3.2 - Granting of Options to Directors
- -----------   --------------------------------

        (a) Each Eligible Director who is elected to serve on the Board on or after March 1, 1994 shall be granted an Option to purchase an aggregate of 30,000 shares of Common Stock. Such Option shall be granted only once to each Eligible Director as soon as practicable following the Director's initial election to serve on the Board and shall be subject to the terms and conditions set forth in Article IV.

        (b) In addition to Options granted pursuant to Section 3.2(a), each Eligible Director and each Affiliated Director shall receive an annual grant of an Option to purchase the number of shares of Common Stock determined pursuant to the following formula (rounded up to the next multiple of 100):

                        15,000
                      -----------
                      (A  x  .37)

Where "A" equals the final closing price of Common Stock (as reported on the New York Stock Exchange consolidated tape) on the date of grant, and the factor ".37" is derived from the growth model projection for the value of Common Stock.

           Such Option shall be granted annually on the date of such Director's election or re-election to serve on the Board; provided, however, that the grant for 1994 shall be made on October 4, 1994.

           All Options granted pursuant to this Section 3.2(b) shall be subject to the terms and conditions set forth in Article IV.

Section 3.3 - Granting of Options to Employees
- -----------   --------------------------------

              The Committee shall from time to time, in its absolute discretion:

              (i) Determine which Employee are key Employees and select from among the key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion shall be granted Options; and

              (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees; and

               (iii) Determine the terms and conditions of such Options, consistent with the Plan; and

               (iv) Establish such conditions as to the manner of exercise of such Options as it may deem necessary, including but not limited to requiring Optionees to enter into agreements regarding transferability and other restrictions with respect to shares issuable upon exercise of such Options.

                                   ARTICLE IV

                         TERMS OF OPTIONS FOR DIRECTORS
                         ------------------------------

Section 4.1 - Formula Plan
- -----------   ------------

                               With  respect  to  Options  granted  to  Eligible
Directors and Affiliated Directors, the Plan is intended to qualify as a nondiscretionary formula plan, within the meaning of Rule 16b-3 (and any other applicable rule) promulgated by the Securities and Exchange Commission under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such rule or its equivalent or successor is then in effect ("Rule 16b-3"). The terms of such Options shall be consistent with the terms of this
Article IV. To the extent that any provision of the Plan is not consistent with the "formula plan" requirements of Rule 16b-3, then such provision shall not apply to Options granted to Eligible Directors or Affiliated Directors. The grant of such Options may be evidenced by a Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of Holdings and which shall incorporate the terms and conditions of this Article IV.

Section 4.2 - Option Price
- -----------   ------------

           The exercise price of each share of Common Stock subject to an Option granted pursuant to Section 3.2 shall be the final closing price of Common Stock (as reported on the New York Stock Exchange consolidated tape) on the date of grant.

Section 4.3 - Commencement of Exercisability
- -----------   -------------------------------

           Options granted pursuant to Section 3.2(a) shall not be exercisable prior to six months after the date of grant, and thereafter shall be exercisable in full, subject to applicable securities regulations. Options granted pursuant to Section 3.2(b) shall be exercisable in three installments. The first installment shall be exercisable on the first anniversary of the date of grant for 33% of the number of shares of Common Stock subject to the Option. Thereafter, on each subsequent anniversary of the date of grant, an installment shall become exercisable for 33% and 34%, respectively, of the number of shares subject to the Option until the Option has become fully exercisable. To the extent that any of the above installments is not exercised when it becomes exercisable, it shall not expire, but shall continue to be exercisable at any time thereafter until the Option shall terminate, expire or be surrendered. An exercise shall be for whole shares only.

Section 4.4 - Expiration of Option
- -----------   --------------------

              The Option shall expire and may not be exercised to any extent after the expiration of ten years from the date the Option was granted.




                                    ARTICLE V

                       TERMS OF OPTIONS FOR KEY EMPLOYEES
                       ----------------------------------

Section 5.1 - Option Agreement
- -----------   ----------------

              Options granted to key Employees shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of Holdings and which shall contain the terms and conditions of this Article V and such other terms and conditions as the Committee shall determine, consistent with the Plan.

Section 5.2 - Option Price
- -----------   ------------

              (a) The price per share of the Common Stock subject to each Option granted pursuant to this Article V shall be set by the Committee. The price per share may be less than the fair market value of such shares on the date such Option is granted; provided that in no event shall the price per share be less than fifty (50%) percent of the fair market value of such shares on the date such Option is granted.

              (b) For the purpose of Section 5.2(a), the fair market value of a share of Common Stock on the date the Option is granted shall be the fair market value established by the Committee acting in good faith.

Section 5.3 - Commencement of Exercisability
- -----------   ------------------------------

                     Subject to the provisions of Section 8.2, Options granted pursuant to this Article V shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Section 8.2, accelerate the time at which such Option or any portion thereof may be exercised.

Section 5.4 - Expiration of Options
- -----------   ---------------------

              (a)    No Option may be exercised to any extent by anyone
after, and every Option shall expire no later than, the expiration of ten (10) years and one (1) day from the date the Option was granted.


              (b) Subject to the provisions of Section 5.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable.

Section 5.5 - No Right to Continue in Employment
- -----------   ----------------------------------

               Nothing in this Plan or in any Stock Option Agreement hereunder (i) shall confer upon any Optionee who is an Employee any right to continue in the employ of Holdings or any of its Subsidiaries or (ii) shall interfere with or restrict in any way the rights of Holdings and its Subsidiaries, which are hereby expressly reserved, to terminate the employment of any Optionee at any time for any reason whatsoever, with or without good cause.

Section 5.6 - Merger, Consolidation, Exchange,
              Acquisition, Liquidation or Dissolution
              ---------------------------------------

              In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Option pursuant to this Article V, the Committee may provide that such Option cannot be exercised after the merger or consolidation of Holdings into another corporation, the exchange of all or substantially all of the assets of Holdings for the securities of another corporation, the acquisition by another person of 80% or more of Holdings' then outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of Holdings, and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, exchange, acquisition, recapitalization, reclassification, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares subject thereto, notwithstanding anything to the contrary in Section 5.3 and/or in any installment provisions of such Option (but subject to the provisions of Section 5.4(a)) and that, upon the occurrence of such event, such Option shall terminate and be of no further force or effect; provided, however, that the Committee may also provide, in its absolute discretion, that even if the Option shall remain exercisable after any such event, from and after such event, any such Option shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of shares of stock for which such Option could have been exercised immediately prior to such event.



                                   ARTICLE VI

                               EXERCISE OF OPTIONS
                               -------------------

Section 6.1 - Persons Eligible to Exercise
- -----------   ----------------------------

              During the lifetime of the Optionee, only he or his guardian may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4, 5.4 or 5.6, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 6.2 - Partial Exercise
- -----------   ----------------

              At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof expires or becomes unexercisable under Section 4.4, 5.4, or 5.6, such Option or portion thereof may be exercised in whole or in part; provided, however, that Holdings shall not be required to issue fractional shares. With respect to Options granted to key Employees, the Committee may, in the Stock Option Agreement, require any partial exercise to be with respect to a specified minimum number of shares.


Section 6.3 - Manner of Exercise
- -----------   ------------------

               An  exercisable Option, or any exercisable portion thereof, may  be exercised solely by delivering to the Secretary or his office all of the
following  prior  to  the  time  when  such  Option  or  such  portion   becomes
unexercisable:

              (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised;

              (b) Full payment of the Option Price (in cash, by check or by a combination thereof) for the shares with respect to which such Option or portion thereof is thereby exercised, together with payment or arrangement for payment of any federal income or other tax required to be withheld by Holdings with respect to such shares;

              (c)    Such  representations  and  documents  as   the
          Committee reasonably deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended and any other federal, state or foreign securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

              (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 6.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 6.4 - Rights as Stockholders
- -----------   ----------------------


              The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of Holdings in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by Holdings to such holders.

Section 6.5 - Transfer Restrictions
- -----------   ---------------------


              The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate, and any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.


                                   ARTICLE VII

                                 ADMINISTRATION
                                 --------------

Section 7.1 - Compensation Committee
- -----------   -----------------------


              The Plan shall be administered by the Compensation Committee of the Board. In its absolute discretion, the Board may appoint a different committee comprised of two or more Directors to administer all or a portion of the Plan. To the extent required to avoid liability under Section 16 of the Exchange Act, no person shall be eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 7.2 - Duties and Powers of Committee
- -----------   ------------------------------


              It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules shall be consistent with the basic purpose of the Plan to grant Options, including Incentive Stock Options and, with respect to Options granted to Eligible Directors or Affiliated Directors, shall be consistent with the designation of this Plan as a nondiscretionary formula plan within the meaning of Rule 16b-3. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. The Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 7.3 - Compensation; Professional Assistance; Good Faith Actions
- -----------   ---------------------------------------------------------

              Members of the Committee shall not receive compensation for their services as members but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by Holdings. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, Holdings and the Officers and Directors of Holdings shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Holdings and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by Holdings with respect to any such action, determination or interpretation.



                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS
                            -------------------------

Section 8.1 - Options Not Transferable
- -----------   ------------------------

                     No Option or interest or right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable proceeding (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 8.1 shall prevent transfers by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee, in its absolute discretion, may direct that a Stock Option Agreement provide that Options granted thereunder may be transferred to a "family member" of the Optionee or to a trust for the benefit of such family member. For purposes of the preceding sentence, "family member" with respect to an Optionee shall include the Optionee's parents, siblings, children or grandchildren.

Section 8.2 - Amendment, Suspension or Termination of the Plan
- -----------   ------------------------------------------------

              (a)   The  Plan may be wholly or partially amended  or
otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of Holdings' stockholders given within 12 months before or after the action by the Board or the Committee, no action of the Committee or the Board may, except as provided in Section 8.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued upon exercise of Options, reduce the minimum option price requirements in
Section 4.2 or 5.2(a) or extend the limit imposed in this Section 8.2 on the period during which Options may be granted. Except as expressly permitted by the terms of the Plan, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted or the date the stockholders of Holdings approve this Plan, if earlier.

              (b) Notwithstanding anything in Section 8.2(a) to the contrary, in no event may the provisions of Section 3.2 or Article IV be amended more frequently than once in six months, except as necessary to comport with changes to the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section 8.3 - Adjustments in Outstanding Options
- -----------   ----------------------------------

              In the event that the outstanding shares of Common Stock subject to Options are, from time to time, changed into or exchanged for a different number or kind of shares of Holdings or other securities of Holdings by reason of a merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the aggregate number of shares which may be issued pursuant to Section 2.1 hereof and the number and kind of shares or other consideration as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Committee shall be final and binding upon all Optionees, Holdings and all other interested persons.

Section 8.4 - Effect of Plan Upon Other Options and Compensation Plans
- -----------   --------------------------------------------------------

              Nothing in this Plan shall be construed to limit the right of Holdings or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for employees of Holdings or any of its Subsidiaries or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 8.5 - Titles
- -----------   ------

              Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 8.6 - Pronouns
- -----------   --------

              The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

                     I hereby certify that this amendment and restatement of the Plan was duly adopted by the Board of Directors of RJR Nabisco Holdings Corp. on October 4, 1994.

                    Executed as of this ____________ day of ____________ , 1994.




                                                  ------------------------
                                                         Secretary

Corporate Seal